ALEXANDER & BALDWIN

PARTNERS FOR HAWAI'I

MAUI TACOS

STOP

ALEXANDER & BALDWIN

Premier Hawai'i Real Estate Company

Supplemental Information

AS OF AND FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2019

ALEX LISTED NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information report that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, as well as the evaluation of alternatives by the Company’s joint venture related to the development of Kukui‘ula, generally discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this Supplemental Information report should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information report does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a 149-year history of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through an investment and asset redeployment strategy focused on growth primarily in its commercial real estate holdings in Hawai‘i.

The Company operates through three reportable segments: Commercial Real Estate ("CRE"); Land Operations; and Materials & Construction ("M&C") and is composed of the following as of June 30, 2019:

•
A 3.8 million-square-foot portfolio of commercial real estate and 154 acres of ground leases throughout the Hawaiian islands, including 2.4 million square feet of largely grocery/drugstore-anchored retail centers;

•	More than 29,000 acres of landholdings, including residential and commercial development-for-sale activities in select Hawai‘i locations; and

•
M&C operations primarily through its wholly owned subsidiary, Grace Pacific LLC ("Grace Pacific"), including strategic quarry and asphalt importation sites that supply the Hawaiian islands, paving activities and certain complementary operations.

Executive Officers

Christopher Benjamin	Brett Brown
President & Chief Executive Officer	Executive Vice President & Chief Financial Officer

Lance Parker	Nelson Chun
Executive Vice President & Chief Real Estate Officer	Executive Vice President & Chief Legal Officer

Jerrod Schreck	Meredith Ching
President, Grace Pacific	Executive Vice President, External Affairs

Contact Information	Equity Research

Corporate Headquarters	Evercore ISI
822 Bishop Street	Sheila McGrath
Honolulu, HI 96813	(212) 497-0882
sheila.mcgrath@evercoreisi.com
Investor Relations
Kenneth Kan	JMP Securities LLC
Vice President, Capital Markets	Peter Martin
(808) 525-8475	(415) 835-8904
kkan@abhi.com	pmartin@jmpsecurities.com

Transfer Agent & Registrar	Sidoti & Company, LLC
Computershare	Stephen O'Hara
P.O. Box 505000	(212) 894-3329
Louisville, KY 40233-5000	sohara@sidoti.com
(866) 442-6551
Other Company Information
Overnight Correspondence
Computershare	Stock exchange listing:	NYSE: ALEX
462 South 4th Street, Suite 1600	Corporate website:	www.alexanderbaldwin.com
Louisville, KY 40202	Grace Pacific website:	www.gracepacific.com
	Market capitalization at June 30, 2019:	$1.7	B
Shareholder website: www.computershare.com/investor	3-month average trading volume:	335K
Online inquiries: www.us-computershare.com/investor/contact	Independent auditors:	Deloitte & Touche LLP

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Adjusted EBITDA
Adjusted EBITDA is calculated on a consolidated basis ("Consolidated Adjusted EBITDA") and on a segment basis by adjusting Consolidated EBITDA or Segment EBITDA for M&C non-cash asset impairments, the other-than-temporary impairment related to the Company's investment in Kukui‘ula, and/or loss (income) attributable to noncontrolling interest.

Backlog
Backlog represents the total amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded. Backlog primarily consists of asphalt paving and, to a lesser extent, Grace Pacific’s consolidated revenue from its Prestress and construction-and traffic control-related products. Backlog includes estimated revenue from the remaining portion of contracts not yet completed, as well as revenue from approved change orders. The length of time that projects remain in backlog can span from a few days for a small volume of work to 36 months for large paving contracts and contracts performed in phases. This amount includes opportunity backlog consisting of government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is perfunctory at the time of this disclosure. Circumstances outside the Company's control such as procurement or technical protests may arise that prevent the finalization of such contracts.

Cash NOI
Cash Net Operating Income ("Cash NOI") is calculated as total Commercial Real Estate operating revenues less direct property-related operating expenses. Cash NOI excludes straight-line lease adjustments, amortization of favorable/unfavorable leases, amortization of lease incentives, selling, general and administrative expenses, impairment of commercial real estate assets, lease termination income, other income and expense, net, and depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions).

Comparable Lease	Renewals and leases executed for units that have been vacated in the previous 12 months. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.

CRE Portfolio	Composed of (1) leases of retail, industrial, and office improved properties ("Improved Portfolio") and (2) ground leases ("Ground Leases") within the CRE segment.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for each segment ("Segment EBITDA" or "Commercial Real Estate EBITDA," "Land Operations EBITDA," "Materials & Construction EBITDA") by adjusting segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization.

Fixed-charge Coverage Ratio	The ratio of Adjusted EBITDA to the sum of debt service (which includes interest payments and principal amortization of mortgage debt, excluding balloon payments), for the trailing twelve months.

GAAP	Generally accepted accounting principles in the United States of America.

GLA	Total area measured in square feet ("SF") available for lease in our retail, industrial, or office properties. GLA is periodically adjusted based on remeasurement or reconfiguration of space.

Land Operations Adjusted EBITDA	Land Operations Adjusted EBITDA is calculated by adjusting Land Operations EBITDA for the other-than-temporary impairment related to the Company's investment in Kukui‘ula.

Maintenance Capital Expenditures	Capital expenditures necessary to maintain building value, the current income stream and position in the market (including building improvements, and tenant improvements allowances).

M&C Adjusted EBITDA	M&C Adjusted EBITDA is calculated by adjusting Materials & Construction EBITDA for income attributable to noncontrolling interests and asset impairments.

Net Debt	Net Debt is calculated as the Company's total notional debt, excluding unamortized premium, discount and capitalized loan fees, less cash and cash equivalents.

Occupancy	The percentage of square footage leased and commenced to gross leasable space at the end of the period reported.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports Cash NOI and Occupancy on a same-store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year. The same-store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the same-store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from same-store.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information:

•	Consolidated EBITDA

•	Consolidated Adjusted EBITDA

•	Commercial Real Estate Cash NOI and Same-Store Cash NOI

•	Commercial Real Estate EBITDA

•	Land Operations EBITDA and Land Operations Adjusted EBITDA

•	Materials & Construction EBITDA and M&C Adjusted EBITDA

The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segments' operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segments' ongoing operations. The Company adjusts Consolidated EBITDA & Segment EBITDA for the asset impairments related to the Materials & Construction segment and the other-than-temporary impairment of the Kukui‘ula joint venture, where applicable, as the Company believes these items are infrequent in nature. The Company similarly adjusts Segment EBITDA for the same items in addition to adjusting for income attributable to noncontrolling interests to arrive at M&C Adjusted EBITDA. By excluding these items from EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. EBITDA and Adjusted EBITDA should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Cash NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. The Company believes Cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those cash income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-cash revenue and expense recognition items, the impact of depreciation and amortization expenses or other gains or losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's Commercial Real Estate portfolio as well as trends in occupancy rates, rental rates, and operating costs. Cash NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information. The Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information:

•	Refer to Table 7 for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA.

•	Refer to Table 8 for a reconciliation of Commercial Real Estate operating profit to Cash NOI and a reconciliation of Commercial Real Estate operating profit to Commercial Real Estate EBITDA.

•	Refer to Table 18 for a reconciliation of Land Operations operating profit to Land Operations EBITDA and Land Operations Adjusted EBITDA.

•	Refer to Table 21 for a reconciliation of Materials & Construction operating profit to Materials & Construction EBITDA and M&C Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Condensed Consolidated Balance Sheets

($ in millions, unaudited)

	June 30, 2019	December 31, 2018
ASSETS
Real estate investments
Real estate property	$1,501.9	$1,293.7
Accumulated depreciation	(118.3)	(107.2)
Real estate property, net	1,383.6	1,186.5
Real estate developments	125.2	155.2
Investments in real estate joint ventures and partnerships	137.6	141.0
Real estate intangible assets, net	82.3	59.8
Real estate investments, net	1,728.7	1,542.5
Cash and cash equivalents	5.5	11.4
Restricted cash	0.2	223.5
Accounts receivable and retention, net	70.0	61.2
Inventories	28.2	26.5
Other property, net	127.3	135.5
Operating lease right-of-use assets	28.5	—
Goodwill	65.1	65.1
Other receivables	28.4	56.8
Prepaid expenses and other assets	102.6	102.7
Total assets	$2,184.5	$2,225.2

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$727.7	$778.1
Accounts payable	19.3	34.2
Operating lease liabilities	28.5	—
Accrued pension and post-retirement benefits	30.8	29.4
Indemnity holdbacks	14.6	16.3
Deferred revenue	65.9	63.2
Accrued and other liabilities	97.2	87.8
Total liabilities	984.0	1,009.0
Commitments and Contingencies
Redeemable Noncontrolling Interest	7.9	7.9
Equity:
Common stock - no par value; authorized, 150 million shares; outstanding, 72.2 million and 72.0 million shares at June 30, 2019 and December 31, 2018, respectively	1,795.9	1,793.4
Accumulated other comprehensive income (loss)	(54.0)	(51.9)
Distributions in excess of accumulated earnings	(554.0)	(538.9)
Total A&B shareholders' equity	1,187.9	1,202.6
Noncontrolling interest	4.7	5.7
Total equity	1,192.6	1,208.3
Total liabilities and equity	$2,184.5	$2,225.2

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Condensed Consolidated Statements of Operations

($ in millions, except per-share amounts; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$39.1	$33.8	$75.9	$69.0
Land Operations	24.9	19.3	73.9	48.6
Materials & Construction	45.1	59.0	88.7	107.8
Total operating revenue	109.1	112.1	238.5	225.4
Operating Costs and Expenses:
Cost of Commercial Real Estate	21.3	19.2	40.5	37.8
Cost of Land Operations	23.2	19.8	62.6	49.6
Cost of Materials & Construction	43.2	50.1	85.2	93.0
Selling, general and administrative	16.2	15.1	31.8	30.1
Total operating costs and expenses	103.9	104.2	220.1	210.5
Gain (loss) on the sale of commercial real estate properties	—	0.2	—	49.8
Operating Income (Loss)	5.2	8.1	18.4	64.7
Other Income and (Expenses):
Income (loss) related to joint ventures	1.0	4.4	3.7	1.8
Interest and other income (expense), net	0.6	(0.8)	2.2	(1.6)
Interest expense	(8.1)	(8.9)	(17.2)	(17.3)
Income (Loss) from Continuing Operations Before Income Taxes	(1.3)	2.8	7.1	47.6
Income tax benefit (expense)	—	0.1	1.1	2.8
Income (Loss) from Continuing Operations	(1.3)	2.9	8.2	50.4
Income (loss) from discontinued operations, net of income taxes	0.1	0.1	(0.7)	—
Net Income (Loss)	(1.2)	3.0	7.5	50.4
Loss (income) attributable to noncontrolling interest	0.4	(0.5)	0.7	(0.6)
Net Income (Loss) Attributable to A&B Shareholders	$(0.8)	$2.5	$8.2	$49.8

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(0.01)	$0.03	$0.12	$0.72
Discontinued operations available to A&B shareholders	—	—	(0.01)	—
Net income (loss) available to A&B shareholders	$(0.01)	$0.03	$0.11	$0.72
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(0.01)	$0.03	$0.12	$0.69
Discontinued operations available to A&B shareholders	—	—	(0.01)	—
Net income (loss) available to A&B shareholders	$(0.01)	$0.03	$0.11	$0.69

Weighted-Average Number of Shares Outstanding:
Basic	72.2	72.0	72.1	69.2
Diluted	72.2	72.3	72.5	72.3

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders, net of income taxes	$(0.9)	$2.4	$8.9	$49.8
Discontinued operations available to A&B shareholders, net of income taxes	0.1	0.1	(0.7)	—
Net income (loss) available to A&B shareholders	$(0.8)	$2.5	$8.2	$49.8

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

 ($ in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$39.1	$33.8	$75.9	$69.0
Land Operations	24.9	19.3	73.9	48.6
Materials & Construction	45.1	59.0	88.7	107.8
Total operating revenue	109.1	112.1	238.5	225.4
Operating Profit (Loss):
Commercial Real Estate[1]	17.0	13.6	32.6	29.1
Land Operations[2]	0.5	1.6	13.1	(3.8)
Materials & Construction	(4.3)	3.6	(8.8)	3.8
Total operating profit (loss)	13.2	18.8	36.9	29.1
Gain (loss) on the sale of commercial real estate properties	—	0.2	—	49.8
Interest expense	(8.1)	(8.9)	(17.2)	(17.3)
General corporate expenses	(6.4)	(7.3)	(12.6)	(14.0)
Income (Loss) from Continuing Operations Before Income Taxes	(1.3)	2.8	7.1	47.6
Income tax benefit (expense)	—	0.1	1.1	2.8
Income (Loss) from Continuing Operations	(1.3)	2.9	8.2	50.4
Income (loss) from discontinued operations, net of income taxes	0.1	0.1	(0.7)	—
Net Income (Loss)	(1.2)	3.0	7.5	50.4
Loss (income) attributable to noncontrolling interest	0.4	(0.5)	0.7	(0.6)
Net Income (Loss) Attributable to A&B Shareholders	$(0.8)	$2.5	$8.2	$49.8
1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Materials & Construction segment, and is eliminated in the consolidated results of operations.
2 Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's various real estate joint ventures and non-cash reductions related to the Company's solar tax equity investments.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Condensed Consolidated Statements of Cash Flows

 ($ in millions, unaudited)

	Six Months Ended June 30,
	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$7.5	$50.4
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	23.4	21.3
Deferred income taxes	—	(2.7)
Loss (gain) on asset transactions, net	(2.5)	(50.7)
Share-based compensation expense	2.7	2.7
(Income) loss from affiliates, net of distributions of income	(1.4)	3.2
Changes in operating assets and liabilities:
Trade, contracts retention, and other contract receivables	(11.0)	(11.7)
Inventories	(1.7)	3.2
Prepaid expenses, income tax receivable and other assets	31.4	1.5
Accrued pension and post-retirement benefits	3.1	5.0
Accounts payable	(10.4)	(2.7)
Accrued and other liabilities	(1.4)	(13.4)
Real estate development for sale proceeds	48.0	34.1
Expenditures for real estate development for sale	(6.6)	(13.4)
Net cash provided by (used in) operations	81.1	26.8

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(218.4)	(194.7)
Capital expenditures for property, plant and equipment	(27.4)	(25.3)
Proceeds from disposal of property, investments and other assets	3.0	155.3
Payments for purchases of investments in affiliates and other	(3.3)	(15.8)
Distributions of capital from investments in affiliates and other investments	10.6	20.3
Net cash provided by (used in) investing activities	(235.5)	(60.2)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	53.9	504.1
Payments of long-term debt and deferred financing costs	(109.2)	(391.1)
Borrowings (payments) on line-of-credit agreement, net	4.0	(14.9)
Distribution to noncontrolling interests	—	(0.2)
Cash dividends paid	(22.4)	(156.6)
Proceeds from issuance (repurchase) of capital stock and other, net	(1.1)	(1.4)
Net cash provided by (used in) financing activities	(74.8)	(60.1)

Cash, Cash Equivalents and Restricted Cash:
Net increase (decrease) in cash, cash equivalents, and restricted cash	(229.2)	(93.5)
Balance, beginning of period	234.9	103.2
Balance, end of period	$5.7	$9.7

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
As of June 30, 2019

($ in millions, unaudited)

					Scheduled principal payments
Debt	Interest Rate (%)	Weighted- average Interest Rate (%)	Maturity Date	Weighted- average Maturity (Years)	2019	2020	2021	2022	2023	Thereafter	Total Principal	Unamort Deferred Fin Cost/ (Discount) Premium	Total
Secured:

Kailua Town Center	(1)	5.95%	2021	2.2	$0.2	$0.4	$9.8	$—	$—	$—	$10.4	$—	$10.4
Kailua Town Center #2	3.15%	3.15%	2021	2.1	0.1	0.1	4.5	—	—	—	4.7	(0.2)	4.5
Laulani Village	3.93%	3.93%	2024	4.8	—	0.7	1.1	1.1	1.2	57.9	62.0	(0.8)	61.2
Pearl Highlands	4.15%	4.15%	2024	5.1	0.9	1.9	2.0	2.1	2.2	75.2	84.3	0.9	85.2
Manoa Marketplace	(2)	3.14%	2029	8.7	0.5	1.6	1.7	1.8	1.8	52.6	60.0	(0.3)	59.7
Heavy equipment financing	(3)	4.62%	2023	2.9	0.4	0.7	0.7	0.3	0.1	—	2.2	—	2.2

Subtotal / Wtd Ave		3.89%		5.8	$2.1	$5.4	$19.8	$5.3	$5.3	$185.7	$223.6	$(0.4)	$223.2

Unsecured:

Term Loan 3	5.19%	5.19%	2019	0.3	$1.4	$—	$—	$—	$—	$—	$1.4	$—	$1.4
Series D Note	6.90%	6.90%	2020	0.8	—	16.2	—	—	—	—	16.2	—	16.2
Term Loan 4	(4)	4.40%	2019	0.4	9.4	—	—	—	—	—	9.4	—	9.4
Bank syndicated loan	(5)	4.00%	2023	3.7	—	—	—	—	50.0	—	50.0	—	50.0
Series A Note	5.53%	5.53%	2024	3.6	—	—	7.1	7.1	7.1	7.2	28.5	—	28.5
Series J Note	4.66%	4.66%	2025	5.8	—	—	—	—	—	10.0	10.0	—	10.0
Series B Note	5.55%	5.55%	2026	4.4	—	—	1.0	9.0	9.0	27.0	46.0	—	46.0
Series C Note	5.56%	5.56%	2026	3.8	1.0	1.0	9.0	2.0	2.0	9.0	24.0	—	24.0
Series F Note	4.35%	4.35%	2026	4.4	—	2.4	4.5	—	5.5	9.6	22.0	—	22.0
Series H Note	4.04%	4.04%	2026	7.4	—	—	—	—	—	50.0	50.0	—	50.0
Series K Note	4.81%	4.81%	2027	7.8	—	—	—	—	—	34.5	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027	4.3	7.5	5.4	1.5	6.0	5.0	17.1	42.5	—	42.5
Series L Note	4.89%	4.89%	2028	8.8	—	—	—	—	—	18.0	18.0	(0.3)	17.7
Series I Note	4.16%	4.16%	2028	9.5	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029	10.5	—	—	—	—	—	25.0	25.0	—	25.0

Subtotal / Wtd Ave		4.67%		5.5	$19.3	$25.0	$23.1	$24.1	$78.6	$232.4	$402.5	$(0.4)	$402.1

Revolving Credit Facilities:

GLP Asphalt revolving credit facility	(6)	3.65%	2020	1.3	$—	$3.8	$—	$—	$—	$—	$3.8	$—	$3.8
Revolving credit facility	(7)	4.11%	2022	3.5	$—	$—	$—	$98.6	$—	$—	$98.6	$—	$98.6

Subtotal / Wtd Ave		4.09%		3.4	$—	$3.8	$—	$98.6	$—	$—	$102.4	$—	$102.4

Total / Wtd Ave		4.35%		5.3	$21.4	$34.2	$42.9	$128.0	$83.9	$418.1	$728.5	$(0.8)	$727.7

(1) Loan has a stated interest rate of LIBOR plus 1.50%, but is swapped through maturity to a 5.95% fixed rate.
(2) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(3) Loans have stated rates ranging from 4.08% to 5.00%.
(4) Loan has a stated interest rate of LIBOR plus 2.00%, and is secured by a letter of credit.
(5) Loan has a stated interest rate of LIBOR plus 1.60%, based on pricing grid.
(6) Loan has a stated interest rate of LIBOR plus 1.25%.
(7) Loan has a stated interest rate of LIBOR plus 1.65%, based on pricing grid.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
As of June 30, 2019

($ in millions, except number of shares and stock price; unaudited)

Debt
Secured debt			$223.2
Unsecured term debt			402.1
Unsecured revolving credit facility			102.4
Total debt			727.7
Add: Net unamortized deferred financing cost / discount (premium)			0.8
Less: cash and cash equivalents			(5.5)
Net Debt			$723.0

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,241,757	$23.10	$1,668.8
Total market capitalization			$1,668.8

Total Capitalization			$2,396.5
Total debt to total capitalization			30.4%

Liquidity
Cash on hand			$5.5
Unused committed line of credit			340.1
Total liquidity			$345.6

Financial Ratios
Net Debt to TTM Consolidated Adjusted EBITDA			2.9 x
Fixed-charge Coverage Ratio[1]			6.5 x
Fixed-rate debt to total debt			77.8%
Unencumbered CRE Assets Ratio[2]			75.0%
1 The ratio of Consolidated Adjusted EBITDA ($250.0 million) to the sum of debt service (which includes interest payments and principal amortization of mortgage debt and excludes balloon payments, or $38.5 million) for the trailing twelve months.
2 The gross book value of unencumbered CRE property ($1,114.2 million) as a percent of total CRE property ($1,486.4 million).

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

($ in millions, unaudited)

Consolidated EBITDA & Consolidated Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2019	2018	2019	2018	2019
Net Income (Loss)	$(1.2)	$3.0	$7.5	$50.4	$(112.7)
Adjustments:
Depreciation and amortization	12.5	11.1	23.4	21.3	44.9
Interest expense	8.1	8.9	17.2	17.3	35.2
Income tax expense (benefit)	—	(0.1)	(1.1)	(2.8)	18.0
Consolidated EBITDA	$19.4	$22.9	$47.0	$86.2	$(14.6)
Asset impairments related to the Materials and Construction Segment	—	—	—	—	77.8
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	—	—	186.8
Consolidated Adjusted EBITDA	$19.4	$22.9	$47.0	$86.2	$250.0

Other discrete items impacting the respective periods:
Loss (income) attributable to noncontrolling interest	0.4	(0.5)	0.7	(0.6)	(0.9)
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	(0.1)	(0.1)	0.7	—	1.3
Impairment of assets	—	—	—	—	79.4
Impairment of equity method investment	—	—	—	—	188.6
Loss (gain) on sale of commercial real estate properties	—	(0.2)	—	(49.8)	(1.6)
Loss (gain) on agricultural land sale	—	—	(6.7)	—	(168.9)

Consolidated SG&A

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Commercial Real Estate	$3.0	$1.6	$5.5	$3.3
Land Operations	1.3	1.2	2.6	3.0
Materials & Construction	6.0	5.1	11.7	10.2
Corporate and Other	5.9	7.2	12.0	13.6
Selling, general and administrative	$16.2	$15.1	$31.8	$30.1

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – CRE Metrics

($ in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Operating Revenues:
Base rents	$27.7	$22.1	$52.4	$44.5
Recoveries from tenants	8.4	9.1	18.1	17.8
Other revenues	3.0	2.6	5.4	6.7
Total Commercial Real Estate revenues	39.1	33.8	75.9	69.0
Operating Costs and Expenses:
Property operations	7.6	9.2	17.2	18.4
Property taxes	4.6	3.0	6.8	6.1
Depreciation and amortization	9.1	7.0	16.5	13.3
Total Cost of Commercial Real Estate	21.3	19.2	40.5	37.8
Selling, general and administrative	(3.0)	(1.6)	(5.5)	(3.3)
Intersegment operating revenues[1]	0.6	0.7	1.2	1.3
Interest and other income (expense), net	1.6	(0.1)	1.5	(0.1)
Operating Profit (Loss)	17.0	13.6	32.6	29.1
Plus: Depreciation and amortization	9.1	7.0	16.5	13.3
Less: Straight-line lease adjustments	(1.7)	(0.6)	(2.7)	(0.7)
Less: Favorable/(unfavorable) lease amortization	(0.5)	(0.5)	(0.9)	(1.0)
Less: Termination income	—	—	—	(1.1)
Plus: Other (income)/expense, net	(1.6)	0.1	(1.5)	0.1
Plus: Selling, general, administrative and other expenses	3.0	1.6	5.5	3.3
Less: Impact of adoption of ASU 2016-02[2]	—	(0.2)	—	(0.3)
Cash NOI as adjusted	25.3	21.0	49.5	42.7
Less: Cash NOI from acquisitions, dispositions and other adjustments	(5.7)	(2.5)	(9.7)	(5.4)
Same-Store Cash NOI as adjusted	$19.6	$18.5	$39.8	$37.3

Maintenance Capital Expenditures:
Building improvements	$2.7	$2.0	$5.2	$3.4
Tenant improvements	0.5	1.6	1.4	4.8
Total maintenance capital expenditures	$3.2	$3.6	$6.6	$8.2

Leasing Commissions Paid:	1.0	0.5	1.4	1.7

Operating Profit (Loss)	$17.0	$13.6	$32.6	$29.1
Plus: Depreciation and amortization	9.1	7.0	16.5	13.3
Commercial Real Estate EBITDA	$26.1	$20.6	$49.1	$42.4

[1] Represents intersegment revenues, primarily base rents and expense recoveries from leases to tenants that operate as part of the Materials & Construction segment. These operating revenues, and the related rental expense incurred by these tenants, are eliminated in the consolidated results of operations.

[2] Represents legal costs related to leasing activity that were previously capitalized when incurred and recognized as amortization expense over the term of the lease contract. Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, such legal costs are directly expensed as operating costs and are included in Cash NOI. For comparability purposes, Cash NOI for the 2018 periods presented have been adjusted to include legal fees in conformity with Cash NOI for the 2019 periods presented.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(Unaudited)

Occupancy

	As of	As of	Percentage Point Change
	June 30, 2019	June 30, 2018
Retail	94.9%	92.6%	2.3
Industrial	94.4%	91.1%	3.3
Office	94.3%	91.2%	3.1
Total	94.7%	92.1%	2.6

Same-Store Occupancy
	As of	As of	Percentage Point Change
	June 30, 2019	June 30, 2018
Retail	94.2%	92.6%	1.6
Industrial	92.9%	91.1%	1.8
Office	94.3%	91.2%	3.1
Total	93.7%	92.0%	1.7

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – Cash NOI and Same-Store Cash NOI by Type

($ in thousands, unaudited)

Total Portfolio Cash NOI
	Three Months Ended June 30,		Percentage Change	Six Months Ended June 30,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$16,611	$13,940	19.2%	$32,998	$26,808	23.1%
Industrial	3,996	3,193	25.1%	7,865	6,322	24.4%
Office	959	1,024	(6.3)%	1,881	2,148	(12.4)%
Ground	3,726	2,756	35.2%	6,775	5,880	15.2%
Total Hawai‘i Portfolio	$25,292	$20,913	20.9%	$49,519	$41,158	20.3%
Other	(42)	53	NM	(50)	1,515	NM
Total	$25,250	$20,966	20.4%	$49,469	$42,673	15.9%

Same-Store Cash NOI
	Three Months Ended June 30,		Percentage Change	Six Months Ended June 30,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$12,367	$11,506	7.5%	$25,275	$23,267	8.6%
Industrial	3,427	3,193	7.3%	6,817	6,322	7.8%
Office	958	1,020	(6.1)%	1,880	2,013	(6.6)%
Ground	2,859	2,760	3.6%	5,871	5,664	3.7%
Total	$19,611	$18,479	6.1%	$39,843	$37,266	6.9%

[1] Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, Cash NOI now includes the impact of legal fees that are not directly related to lease execution. Historically, these legal costs were capitalized and amortized over the lease term. For comparability purposes, the Company adjusted 2018 Cash NOI to also include legal fees, see Table 8 for reconciliation.

Changes in the Same-Store pool as it relates to the comparable prior period and the current period are as follows:

Dispositions		Additions
Date	Property	Date	Property
11/18	Lahaina Square Shopping Center	6/17	Honokohau Industrial

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Improved Property Report

($ in thousands, except per square foot amounts; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q2 2019 Cash NOI	Q2 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	(1)	Oahu	1992-1994	411,400	98.4%	$10,672	$26.64	$2,616	12.1%	Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon
2	Kailua Retail	(1)(3)	Oahu	1947-2014	319,100	96.5%	10,778	35.70	2,990	13.9%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,600	99.3%	6,222	37.37	1,504	7.0%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	(1)	Oahu	1975	170,300	86.3%	3,081	20.98	640	3.0%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	(1)	Oahu	1977	140,500	87.7%	4,052	33.10	1,042	4.8%	Safeway, CVS/Longs Drugs
6	Queens' MarketPlace		Hawai‘i Island	2007	134,700	93.2%	5,581	53.68	589	2.7%	Island Gourmet
7	Kaneohe Bay Shopping Center (Leasehold)	(1)	Oahu	1971	125,400	100.0%	3,090	24.64	657	3.0%	Safeway, CVS/Longs Drugs
8	Hokulei Village		Kauai	2015	119,200	99.2%	4,178	35.62	898	4.2%	Safeway, Petco
9	Waipio Shopping Center	(1)	Oahu	1986, 2004	113,800	99.4%	3,197	29.56	928	4.3%	Foodland
10	Aikahi Park Shopping Center	(1)	Oahu	1971	98,000	79.2%	1,770	22.81	559	2.6%	Safeway
11	The Shops at Kukui‘ula	(1)	Kauai	2009	89,100	94.4%	4,342	55.12	1,044	4.8%	CVS/Longs Drugs, Eating House, Living Foods Market
12	Lanihau Marketplace	(1)	Hawai‘i Island	1987	88,300	97.9%	1,847	21.35	314	1.5%	Sak' N Save, CVS/Longs Drugs
13	Kunia Shopping Center	(1)	Oahu	2004	60,600	98.3%	2,382	39.99	610	2.8%
14	Waipouli Town Center		Kauai	1980	56,600	93.9%	945	17.79	183	0.8%	Foodland
15	Lau Hala Shops	(3)	Oahu	2018	46,000	100.0%	1,629	54.12	313	1.5%
16	Napili Plaza	(1)	Maui	1991	45,600	85.0%	1,135	33.25	350	1.6%	Napili Market
17	Kahului Shopping Center	(1)	Maui	1951	45,300	89.9%	598	14.67	24	0.1%
18	Gateway at Mililani Mauka	(1)	Oahu	2008, 2013	34,900	93.2%	1,755	55.40	421	2.0%	CVS/Longs Drugs (shadow-anchored)
19	Port Allen Marina Center	(1)	Kauai	2002	23,600	92.0%	581	26.81	172	0.8%
20	The Collection		Oahu	2017	12,000	100.0%	559	46.64	(13)	(0.1)%
21	Pu‘unene Shopping Center	(2)	Maui	2017	120,500	N/A	—	—	770	3.6%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
	Subtotal – Retail				2,430,500	94.9%	$68,394	$32.28	$16,611	77.0%

	Industrial:
22	Komohana Industrial Park	(1)	Oahu	1990	238,300	87.0%	$2,651	$12.78	$1,042	4.8%
23	Kaka‘ako Commerce Center	(1)	Oahu	1969	197,200	92.7%	2,809	15.96	696	3.2%
24	Waipio Industrial	(1)	Oahu	1988-1989	158,400	100.0%	2,545	16.07	646	3.0%
25	Opule Industrial		Oahu	2005-2006, 2018	151,500	100.0%	1,780	15.41	364	1.7%
26	P&L Warehouse	(1)	Maui	1970	104,100	98.6%	1,469	14.31	361	1.7%
27	Kapolei Enterprise Center		Oahu	2019	93,000	100.0%	—	—	205	1.0%
28	Honokohau Industrial	(1)	Hawai‘i Island	2004-2006, 2008	86,000	98.3%	1,160	13.73	247	1.1%
29	Kailua Industrial/Other	(1)	Oahu	1951-1974	69,000	92.4%	1,071	17.32	196	0.9%
30	Port Allen	(1)	Kauai	1983, 1993	63,800	92.9%	666	11.23	112	0.6%
31	Harbor Industrial	(1)	Maui	1930	51,100	79.4%	495	12.21	127	0.6%
	Subtotal – Industrial				1,212,400	94.4%	$14,646	$14.56	$3,996	18.6%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q2 2019 Cash NOI	Q2 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants

	Office:
32	Kahului Office Building	(1)	Maui	1974	59,400	90.8%	$1,497	$29.26	$403	1.9%
33	Gateway at Mililani Mauka South	(1)	Oahu	1992, 2006	37,100	100.0%	1,274	45.31	281	1.3%
34	Kahului Office Center	(1)	Maui	1991	33,400	91.8%	785	25.57	202	0.9%
35	Lono Center	(1)	Maui	1973	13,700	100.0%	325	23.79	73	0.3%
	Subtotal – Office				143,600	94.3%	$3,881	$31.39	$959	4.4%
	Total – Hawai‘i Improved Portfolio				3,786,500	94.7%	$86,921	$26.76	$21,566	100.0%

(1) Included in the Same-Store pool.
(2) Development completed but not yet stabilized. Upon initial stabilization the property will be included in Occupancy. NOI not included in Same-Store portfolio.
(3) In prior periods, Lau Hala was combined into Kailua Retail. However, starting in this Supplemental Information for the three and six months ended June 30, 2019, we have presented information for Lau Hala separately and excluded such Lau Hala information from Kailua Retail.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

($ in thousands, unaudited)

Ground Leases (1)		Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	Q2 2019 Cash NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
#1	(2)	Kaneohe, Oahu	15.4	Retail	2035	$2,800	$700	2023	FMV Reset	FMV	2017	Fixed Step	$2,100
#2		Kapolei, Oahu	36.4	Industrial	2025	2,271	391	2020	Fixed Step	2,328	2019	Fixed Step	2,216
#3		Honolulu, Oahu	9.0	Retail	2045	1,886	474	2020	Fixed Step	2,075	—	Fixed Step	1,715
#4	(2)	Honolulu, Oahu	2.8	Retail	2040	1,344	336	2020	FMV Reset	FMV	2016	Fixed Step	1,296
#5	(2)	Kaneohe, Oahu	3.7	Retail	2048	990	247	2023	Fixed Step	1,059	2018	Option	694
#6	(2)	Kailua, Oahu	3.4	Retail	2062	753	188	2022	Fixed Step	963	2012	FMV Reset	160
#7	(2)	Pu'unene, Maui	52.0	Heavy Industrial	2034	751	214	2019	FMV Reset	FMV	2014	Fixed Step	626
#8	(2)	Kailua, Oahu	2.2	Retail	2062	485	121	2022	Fixed Step	621	2012	FMV Reset	unknown
#9	(2)	Kailua, Oahu	1.9	Retail	2034	450	78	2024	Fixed Step	470	2019	Negotiated	641
#10	(2)	Honolulu, Oahu	0.5	Retail	2028	348	88	2020	Fixed Step	357	2019	Fixed Step	340
#11	(2)	Honolulu, Oahu	0.5	Parking	2023	310	78	2019	Fixed Step	319	2018	Fixed Step	270
#12	(2)	Kailua, Oahu	3.3	Office	2037	257	73	2022	FMV Reset	FMV	2012	Negotiated	226
#13	(2)	Kailua, Oahu	0.9	Retail	2033	243	76	2020	Fixed Step	248	2019	FMV Reset	181
#14	(2)	Kailua, Oahu	1.2	Retail	2022	237	56	—	—	—	2013	FMV Reset	120
#15	(2)	Kahului, Maui	0.8	Retail	2026	235	59	2019	Fixed Step	242	2018	Fixed Step	228
#16	(2)	Kahului, Maui	0.4	Retail	2020	207	52	2019	Fixed Step	214	2018	Fixed Step	201
#17	(2)	Kahului, Maui	0.8	Industrial	2020	200	49	Option	Fixed Step	209	2019	Fixed Step	192
#18	(2)	Kahului, Maui	0.5	Retail	2029	168	75	2019	Fixed Step	173	2018	Fixed Step	163
#19	(2)	Kahului, Maui	0.4	Retail	2027	158	56	2022	Fixed Step	181	2017	Negotiated	128
#20	(2)	Kailua, Oahu	0.4	Retail	2022	151	38	2020	Fixed Step	158	2019	Negotiated	144
Remainder	(2)	Various	17.5	Various	Various	1,468	277	Various	Various	—	—	—	—
Total - Ground Leases			154.0			$15,712	$3,726

(1) Excludes intersegment ground leases, primarily from our Materials & Construction segment, which are eliminated in our consolidated results of operations.
(2) Included in Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Top 10 Tenants Ranked by ABR

($ in thousands, unaudited)

Tenant[1]	Number of Leases	ABR	% of Total Portfolio ABR	GLA (SF)	% of Total Portfolio GLA
Albertsons Companies (including Safeway)	5	$4,537	5.2%	226,208	6.0%
Sam's Club	1	3,308	3.8%	180,908	4.8%
CVS Corporation (including Longs Drugs)	6	2,697	3.1%	150,411	4.0%
Foodland Supermarket & related companies	10	2,536	2.9%	146,901	3.9%
Ross Dress for Less	2	1,992	2.3%	65,484	1.7%
Coleman World Group	2	1,780	2.1%	115,495	3.0%
Ulta Salon, Cosmetics, & Fragrance, Inc.	3	1,508	1.7%	33,985	0.9%
24 Hour Fitness USA	1	1,375	1.6%	45,870	1.2%
Petco Animal Supplies Stores	3	1,316	1.5%	34,282	0.9%
Whole Foods Market	1	1,210	1.4%	31,647	0.8%
Total	34	$22,259	25.6%	1,031,191	27.2%

[1] Excludes intersegment ground leases, primarily from the Materials & Construction segment, which are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Lease Expiration Schedule
At June 30, 2019

($ in thousands, unaudited)

Total Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Portfolio Leased GLA	ABR Expiring	% of Total Portfolio Expiring ABR
2019	67	144,521	4.2%	$4,184	4.2%
2020	160	492,119	14.2%	11,605	11.6%
2021	152	643,301	18.5%	15,665	15.7%
2022	148	360,580	10.4%	12,211	12.2%
2023	109	255,214	7.4%	8,569	8.6%
2024	58	390,935	11.3%	10,524	10.5%
2025	24	153,100	4.4%	4,497	4.5%
2026	19	94,710	2.7%	3,353	3.4%
2027	17	138,247	4.0%	3,680	3.7%
2028	30	205,569	5.9%	7,987	8.0%
Thereafter	40	474,898	13.6%	15,008	15.0%
Month-to-month	84	117,824	3.4%	2,539	2.6%
Total	908	3,471,018	100.0%	$99,822	100.0%

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR
2019	34	82,363	3.8%	$2,905	3.8%
2020	99	265,177	12.1%	7,858	10.3%
2021	95	346,089	15.8%	11,060	14.5%
2022	107	213,203	9.7%	9,527	12.5%
2023	88	193,890	8.8%	7,598	9.9%
2024	49	341,427	15.6%	9,732	12.7%
2025	21	70,318	3.2%	3,028	4.0%
2026	16	26,232	1.2%	1,502	2.0%
2027	15	60,655	2.8%	2,138	2.8%
2028	26	160,661	7.3%	7,045	9.2%
Thereafter	34	376,179	17.2%	12,437	16.3%
Month-to-month	47	55,599	2.5%	1,621	2.0%
Total	631	2,191,793	100.0%	$76,451	100.0%

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR
2019	24	39,650	3.5%	$646	3.5%
2020	50	198,270	17.3%	2,797	14.9%
2021	44	275,601	24.1%	3,980	21.3%
2022	34	136,650	11.9%	2,279	12.2%
2023	16	47,694	4.2%	689	3.7%
2024	6	43,704	3.8%	633	3.4%
2025	3	82,782	7.2%	1,469	7.9%
2026	2	54,394	4.8%	1,038	5.5%
2027	1	75,824	6.6%	1,438	7.7%
2028	1	40,505	3.5%	793	4.2%
Thereafter	4	86,921	7.7%	2,032	10.9%
Month-to-month	37	62,225	5.4%	918	4.8%
Total	222	1,144,220	100.0%	$18,712	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – New & Renewal Lease Summary
At June 30, 2019

(Unaudited)

						Comparable Leases Only[1]
Total - New and Renewal Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
2nd Quarter - 2019	53	207,602	$25.47	$3.40	4.7	36	106,247	$27.82	$25.88	7.5%
1st Quarter - 2019	54	119,763	$28.49	$8.41	3.7	32	74,622	$24.83	$22.51	10.3%
4th Quarter - 2018	55	259,009	$21.07	$4.35	7.4	29	105,026	$22.55	$20.79	8.5%
3rd Quarter - 2018	58	128,091	$28.28	$8.42	5.3	36	49,552	$33.69	$32.60	3.3%
Trailing four quarters	220	714,465	$24.89	$5.48	5.6	133	335,447	$26.37	$24.53	7.5%

Total - New Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
2nd Quarter - 2019	16	98,348	$24.02	$3.76	3.5	4	14,373	$27.68	$24.69	12.1%
1st Quarter - 2019	29	55,851	$34.26	$18.03	4.2	7	10,710	$33.10	$30.49	8.6%
4th Quarter - 2018	33	163,240	$22.43	$6.78	9.2	9	17,247	$39.60	$40.26	(1.6)%
3rd Quarter - 2018	30	74,424	$27.75	$14.15	6.4	12	12,706	$30.61	$26.23	16.7%
Trailing four quarters	108	391,863	$25.52	$9.03	6.5	32	55,036	$33.15	$31.05	6.7%

Total - Renewal Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
2nd Quarter - 2019	37	109,254	$26.78	$3.07	5.7	32	91,874	$27.85	$26.06	6.8%
1st Quarter - 2019	25	63,912	$23.44	$—	3.2	25	63,912	$23.44	$21.18	10.7%
4th Quarter - 2018	22	95,769	$18.77	$0.20	4.3	20	87,779	$19.20	$16.96	13.2%
3rd Quarter - 2018	28	53,667	$29.02	$0.49	3.9	24	36,846	$34.75	$34.80	(0.1)%
Trailing four quarters	112	322,602	$24.11	$1.18	4.5	101	280,411	$25.04	$23.25	7.7%

	Three Months Ended June 30, 2019					Six Months Ended June 30, 2019
	Leases	GLA	ABR / SF	Rent Spread[2]		Leases	GLA (SF)	ABR / SF	Rent Spread[2]
Retail	23	58,785	$50.75	7.8%	Retail	51	106,063	$49.83	9.4%
Industrial	27	143,776	$14.59	5.8%	Industrial	50	210,212	$14.56	6.8%
Office	3	5,041	$41.18	16.0%	Office	6	11,090	$31.81	10.8%
1 Per Glossary of Terms, Comparable Leases are renewals and leases executed for units that have been vacated in the previous 12 months. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.
2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period defined.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – Portfolio Repositioning, Redevelopment & Development Summary
As of June 30, 2019

 ($ in millions, unaudited)

										Leasing Activity
Project	Phase	Target In-service	Target Stabilization	Book Value of Land & Related Cost	Total Estimated Project Capital Costs & Contributed Land Basis	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized Cash NOI	Estimated Stabilized Yield on Total Project Capital Costs[2]	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Aikahi Park Shopping Center	Planning	Late 2020	4Q21	N/A	$18.0 - $18.8	$0.3	$1.5 - $1.7	8.2 - 9.0%	98,000	80	—	80
Development for Hold
Ho‘okele Shopping Center [1]	Construction	Mid 2019	2Q20	$4.3	$41.9	$32.1	$3.1 - $3.6	7.4 - 8.6%	94,000	64	—	64

[1] The center is being developed on a parcel adjacent to Maui Business Park. The carrying value of this parcel, including certain previously incurred infrastructure improvements and related costs, was $4.3 million at project inception. The stabilized yield on cost was determined utilizing this book value. Phase 1 which includes a Safeway, gas station, and related shops is expected to commence operations in the second half of 2019 while Phase 2 with 23,000 SF will commence operations at a later time based on execution of leases.

[2] Ranges are calculated based on the midpoint of Total Estimated Project Capital Costs & Contributed Land Basis where applicable. Amounts in this table are rounded to the nearest tenth of a million, and therefore a recalculation of percentages, if based on the reported data, may be slightly different.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Transactional Activity (2018 - 2019)

($ in millions, unaudited)

Dispositions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Sales Price	GLA (SF)
Lahaina Square	Retail	Maui, HI	11/18	$11.3	44,800
Judd Building	Office	Oahu, HI	3/18	6.0	20,200
Stangenwald Building	Office	Oahu, HI	3/18	7.2	27,100
Sparks Business Center	Industrial	Sparks, Nevada	3/18	38.3	396,100
Kaiser Permanente	Ground Lease	Maui, HI	3/18	21.5	N/A
Royal MacArthur Center	Retail	Dallas, TX	3/18	14.2	44,900
Little Cottonwood Shopping Center	Grocery Anchored	Sandy, UT	3/18	23.4	141,500
1800 and 1820 Preston Park	Office	Plano, TX	3/18	24.1	198,800
Deer Valley Financial Center	Office	Phoenix, AZ	2/18	15.0	126,600
Concorde Commerce Center	Office	Phoenix, AZ	1/18	9.5	138,700
Total				$170.5	1,138,700

Acquisitions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Purchase Price	GLA (SF)
Queens' Marketplace	Retail	Hawai‘i Island, HI	5/19	$90.3	135,000
Waipouli Town Center	Retail	Kauai, HI	5/19	17.8	56,500
Kapolei Business Park West	Ground Lease	Oahu, HI	4/19	41.1	N/A
Kapolei Enterprise Center	Industrial	Oahu, HI	4/19	26.7	93,000
Home Depot Iwilei	Ground Lease	Oahu, HI	3/19	42.4	N/A
Opule Street Industrial	Industrial	Oahu, HI	12/18	40.0	151,500
The Collection	Retail	Oahu, HI	7/18	6.9	12,000
Laulani Village	Retail	Oahu, HI	2/18	124.4	175,600
Hokulei Village	Retail	Kauai, HI	2/18	68.7	119,200
Pu‘unene Shopping Center	Retail	Maui, HI	2/18	63.6	120,400
Total				$521.9	863,200

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Development sales revenue	$18.1	$10.8	$30.4	$33.8
Unimproved/other property sales revenue	0.4	2.1	30.9	2.4
Other operating revenue[1]	6.4	6.4	12.6	12.4
Total Land Operations operating revenue	$24.9	$19.3	$73.9	$48.6
Land Operations costs and operating expenses	(24.4)	(20.9)	(65.2)	(52.5)
Earnings (loss) from joint ventures	0.8	4.1	3.4	1.5
Interest and other income (expense), net	(0.8)	(0.9)	1.0	(1.4)
Land Operations operating profit (loss)	$0.5	$1.6	$13.1	$(3.8)
1 Other operating revenue include revenue related to trucking, renewable energy and diversified agriculture.

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2019	2018	2019	2018	2019
Land Operations Operating Profit (Loss)	$0.5	$1.6	$13.1	$(3.8)	$(9.8)
Depreciation and amortization	0.4	0.5	0.8	1.0	1.7
EBITDA	0.9	2.1	13.9	(2.8)	(8.1)
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	—	—	186.8
Land Operations Adjusted EBITDA	$0.9	$2.1	$13.9	$(2.8)	$178.7

Alexander & Baldwin, Inc.
Land Operations
Table 19 – Key Active Development-for-sale Projects and Investments
As of June 30, 2019

($ in millions except per square foot and per unit amounts, unaudited)

														Construction Timing		Sales Closing Timing
Project	Location	Product Type	Est. Economic Interest[1]	Planned Units or Saleable Acres	Avg Size of Remaining Units (SF) or Lots (Acres)	Units / Acres Closed	Unit / Acres Remaining	Target Sales Price Range per SF / per Unit for Remaining	Est. Total Project Cost / Investment Cost[2]	A&B Projected Capital Commitment[3]	Total Project Costs Incurred to Date	A&B Gross Investment (Life to Date)	A&B Net Book Value	Start / Est. Start	Est. Substantial Completion	Start / Est. Start	Est. End
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	17 acres	0.4 acres	16 acres	1 acre	$200-$335	$135	N/A	$134	$134	$10	N/A	N/A	2013	2019
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	100%	125 acres	1.9 acres	35 acres	90 acres	$38-$60	$77	N/A	$59	$59	$39	2011	2021	2012	2030+
Kukui‘ula	Poipu, Kauai	Resort residential	85% +/- 5%	1,425 units	N/A	211 units	1,214 units	$1.1M per unit	$1,071	$343	$629	$323	$118	2006	2041	2006	2042
Other Kukui‘ula Related Investments[4]	Poipu, Kauai	Resort residential	75% +/- 5%	60 units	N/A	53 units	7 units	$4.4M per unit	$120	$64	$99	$63	$22	2012	2018	2013	2020

[1] Estimated economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. Further, as it relates to certain of our joint venture projects, information disclosed herein is obtained from our joint venture partners, who maintain the books and records of the related ventures.

[2] Includes land cost at book value, including capitalized interest, but excluding sales commissions and closing costs.
[3] Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

[4] Includes joint venture investments in three vertical construction, development-for-sale projects at Kukui‘ula, as well as notes receivable from a Kukui‘ula development-for-sale project ($13.6 million as of June 30, 2019).

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Landholdings as of June 30, 2019

(In acres, unaudited)

Type	Maui	Kauai	Oahu	Total Acres
Land used in other operations	21	20	—	41
Urban land, not in active development/use
Developable, with full or partial infrastructure	110	7	—	117
Developable, with limited or no infrastructure	186	29	—	215
Other	12	6	—	18
Subtotal - Urban land, not in active development	308	42	—	350
Agriculture-related
Agriculture	6,284	6,358	75	12,717
In urban entitlement process	357	260	—	617
Conservation & preservation	393	13,309	509	14,211
Subtotal - Agriculture-related	7,034	19,927	584	27,545
Total Land Operations Landholdings	7,363	19,989	584	27,936

Materials & Construction

Alexander & Baldwin, Inc.
Materials & Construction
Table 21 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2019	2018	2019	2018	2019
Operating Profit (Loss)[1]	$(4.3)	$3.6	$(8.8)	$3.8	$(85.8)
Depreciation and amortization	3.0	3.1	5.8	6.1	11.8
EBITDA	(1.3)	6.7	(3.0)	9.9	(74.0)
Asset impairments related to the Materials & Construction segment	—	—	—	—	77.8
Loss (income) attributable to noncontrolling interest	0.4	(0.5)	0.7	(0.6)	(0.9)
M&C Adjusted EBITDA	$(0.9)	$6.2	$(2.3)	$9.3	$2.9

Other discrete items impacting the respective periods:
One-time charges related to the evaluation of strategic options for the Materials & Construction Segment	1.0	0.6	1.2	1.3	2.1

	Three Months Ended June 30,		Six Months Ended June 30,		TTM June 30,
	2019	2018	2019	2018	2019
Adjusted EBITDA margin	(2.0)%	10.5%	(2.6)%	8.6%	1.5%
Aggregate tons delivered (tons in thousands)	209.6	183.5	410.6	350.8	778.0
Asphalt tons delivered (tons in thousands)	92.7	151.6	169.7	260.3	407.6
Crew days lost to weather	76.0	85.0	177.0	219.5	318.0
Total available crew days	645.0	666.0	1,244.0	1,271.0	2,516.0
% days lost to weather	11.8%	12.8%	14.2%	17.3%	12.6%
Backlog (as of period end, in millions)	$105.2	$174.4
1 The Company's GPRM Prestress operating unit is a 51% owned consolidated joint venture and GLP Asphalt is a 70% owned consolidated joint venture.